UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2012

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 640-5 Avenue SW, Calgary, Alberta, Canada	T2P 3G4
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 22, 2012, Lone Pine Resources Inc. issued a press release, attached hereto as Exhibit 99.1, announcing its financial and operational results for the fourth quarter and year ended December 31, 2011.  The press release contains certain non-GAAP financial information.  The reconciliation of such information to GAAP financial measures is included in the release.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

A copy of Lone Pine’s press release announcing its year-end 2011 estimated proved and probable reserves determined in accordance with Canadian National Instrument 51-101 — Standards of Disclosure for Oil and Gas Activities and the Canadian Oil and Gas Evaluation Handbook, as evaluated by the Company’s independent qualified reserves evaluators, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

Lone Pine will hold its 2012 Annual Meeting of Stockholders on Wednesday, May 16, 2012, at 9:30 AM MT, at The Metropolitan Conference Centre, 333 — 4th Avenue SW, Calgary, Alberta T2P 0H9. The Company proposes to elect three class I directors, to ratify the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2012, to approve the Lone Pine 2012 employee stock purchase plan, to have a non-binding advisory vote on the compensation of the named executive officers (say on pay), to have a non-binding advisory vote on the frequency of executive compensation advisory votes (say when on pay) and to transact such other business as may properly come before the meeting. The close of business on March 26, 2012 has been fixed as the record date for determination of stockholders entitled to receive notification of and to vote at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Lone Pine Resources Inc. earnings release dated March 22, 2012.
99.2	Lone Pine Resources Inc. year-end 2011 NI 51-101 reserves release dated March 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated:	March 23, 2012	By:	/s/ CHARLES R. KRAUS
Charles R. Kraus
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lone Pine Resources Inc. earnings release dated March 22, 2012.
99.2	Lone Pine Resources Inc. year-end 2011 NI 51-101 reserves release dated March 22, 2012.